Exhibit 99.1

WEIL, GOTSHAL & MANGES LLP

Attorneys for Debtors and Debtors in Possession

767 Fifth Avenue

New York, New York 10153

Telephone:   (212) 310-8000

Facsimile:    (212) 310-8007

Stephen Karotkin, Esq. (SK 7357)

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Chapter 11 Case No.
In re

03-40515 (REG)
MAGELLAN HEALTH SERVICES, INC., et al., Debtors.

(Jointly Administered)

MONTHLY OPERATING STATEMENT FOR

THE PERIOD OCTOBER 1, 2003 THROUGH OCTOBER 31, 2003

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Chapter 11

In re: Magellan Health Services, Inc., et al., Debtors

Case No. 03-40514 through 03-40602

MONTHLY OPERATING STATEMENT FOR

THE PERIOD OCTOBER 1, 2003 THROUGH OCTOBER 31, 2003

DEBTORS’ ADDRESS:	Magellan Health Services, Inc. 6950 Columbia Gateway Drive Columbia, Maryland 21046

DISBURSEMENTS (in $ thousands):	October 01, 2003 through October 31, 2003	$77,745

DEBTORS’ ATTORNEY:	Weil, Gotshal & Manges LLP 767 Fifth Avenue New York, New York 10153

NET INCOME (in $ thousands):		$3,910

REPORT PREPARER:	Magellan Health Services, Inc.

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:	December 4, 2003	/s/ MARK S. DEMILIO
Mark S. Demilio
Executive Vice President and Chief Financial Officer

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED BALANCE SHEET

(Unaudited)

(In thousands)

October 31, 2003

ASSETS

Current assets:
Cash and cash equivalents	$180,706
Accounts receivable, less allowance for doubtful accounts of $4,409	50,849
Restricted cash, investments and deposits	10,849
Refundable income taxes	362
Other current assets	26,499
Total current assets	269,265

Property and equipment, net	75,228
Investments in non-Debtor subsidiaries	6,599
Investments in unconsolidated subsidiaries	15,596
Other long-term assets	18,832
Goodwill	472,344
Intangible assets, net	54,136
$912,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Liabilities not subject to compromise:
Accounts payable	$11,705
Accrued liabilities	49,047
Medical claims payable	90,513
Debt in default and current maturities of capital lease obligations	169,271
Total current liabilities not subject to compromise	320,535
Current liabilities subject to compromise	1,151,252
Total current liabilities	1,471,787

Long-term capital lease obligations, not subject to compromise	1,180
Long-term liabilities subject to compromise	605
Long-term liabilities, not subject to compromise	642
Due to related parties, net	4,487

Commitments and contingencies:
Redeemable preferred stock subject to compromise.	72,766

Stockholders’ deficit, net	(639,467)
$912,000

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED STATEMENT OF OPERATIONS

(Unaudited)

(In thousands)

For the Period October 1, 2003 Through October 31, 2003

Net revenue	$73,322

Costs and expenses:
Salaries, cost of care and other operating expenses	63,863
Equity in earnings of unconsolidated subsidiaries	(399)
Depreciation and amortization	3,712
Interest expense	1,495
Interest income	(106)
Reorganization expense, net	330
Special charges	606
69,501
Income from continuing operations before income taxes	3,821
Benefit from income taxes	(116)
Income from continuing operations	3,937
Discontinued operations:
Loss from discontinued operations	(27)
(27)
Net income	$3,910

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED STATEMENT OF CASH FLOWS

(Unaudited)

(In thousands)

For the Period October 1, 2003 Through October 31, 2003

Cash flows from operating activities:
Net income	$3,910

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,712
Equity in earnings of unconsolidated subsidiaries	(399)
Non-cash interest expense	331

Cash flows from changes in assets and liabilities:
Accounts receivable, net	1,403
Restricted cash, investments and deposits	1,526
Other assets	(1,618)
Accounts payable and other accrued liabilities	5,551
Medical claims payable	4,710
Income taxes payable and deferred income taxes	100
Net distributions from unconsolidated subsidiaries	163
Other liabilities	57
Other	6
Total adjustments	15,542
Net cash provided by operating activities	19,452

Cash flows from investing activities:
Capital expenditures	(3,274)
Net cash used for investing activities	(3,274)

Cash flows from financing activities:
Payments on capital lease obligations	(165)
Net transfers from related parties	1,517
Net cash provided by financing activities	1,352
Net increase in cash and cash equivalents	17,530
Cash and cash equivalents at beginning of period	163,176
Cash and cash equivalents at end of period	$180,706

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

SCHEDULE OF DISBURSEMENTS AND WAGES PAID BY DEBTOR ENTITY FOR THE PERIOD OCTOBER 1, 2003 THROUGH OCTOBER 31, 2003

(Unaudited)

NAME OF FILING COMPANY	Case Number	Operating Expenses	Payroll & Benefits Expenses	Tax Payments	Claims Payments	Capital Expenditures	Intercompany Transfers	Total Disbursements	Total Disbursements Net of Intercompany
AGCA New York, Inc.	03-40518	$—	$—	$—	$—	$—	$—	$—	$—
AGCA, Inc.	03-40519	—	—	—	—	—	—	—	—
Alliance Health Systems, Inc.	03-40520	—	—	—	—	—	—	—	—
Continuum Behavioral Healthcare Corporation	03-40559	—	—	—	—	—	—	—	—
Green Spring Health Services, Inc.	03-40564	331,847	—	4,200	5,134,575	—	—	5,470,622	5,470,622
Group Plan Clinic, Inc.	03-40566	—	—	—	—	—	—	—	—
Hawaii Biodyne, Inc.	03-40567	—	—	—	—	—	—	—	—
Louisiana Biodyne, Inc.	03-40571	—	—	—	—	—	—	—	—
MBC Federal Programs, Inc.	03-40582	—	—	—	349	—	—	349	349
Merit INROADS Behavioral Health Services, LLC	03-40595	—	—	—	—	—	—	—	—
Merit INROADS Behavioral Health Services of Illinois, LLC	03-40594	—	—	—	54,884	—	—	54,884	54,884
INROADS Behavioral Health Services of Texas, LP	03-40570	4,941	—	—	—	—	—	4,941	4,941
MBC National Service Corporation	03-40583	—	—	—	5,884	—	—	5,884	5,884
MBC of America, Inc.	03-40584	—	—	—	422,739	—	—	422,739	422,739
MBC of New York, a New York, Independent Practice Assoc.	03-40586	—	—	—	—	—	—	—	—
MBC of Tennessee, Inc.	03-40587	—	—	—	—	—	—	—	—
MBC of Tennessee, LLC	03-40588	—	—	—	—	—	—	—	—
Merit Behavioral Care Corporation	03-40591	4,747	—	—	240	(744)	—	4,243	4,243
Merit Behavioral Care of Florida, Inc.	03-40592	—	—	—	2,095	—	—	2,095	2,095
Merit Behavioral Care of Massachusetts, Inc.	03-40593	—	—	—	6,564,097	—	—	6,564,097	6,564,097
MBH of Puerto Rico, Inc.	03-40590	—	—	—	—	—	—	—	—
Magellan HRSC, Inc.	03-40578	11,110,408	16,316,122	5,533,150	5,504	3,272,155	49,285	36,287,145	36,237,860
Personal Performance Consultants of New York, Inc.	03-40599	—	—	—	—	—	—	—	—
P.P.C Group, Inc.	03-40597	—	—	—	—	—	—	—	—
P.P.C., Inc.	03-40598	1	—	—	36,570	—	—	36,571	36,571
CMG Health, Inc.	03-40558	—	—	—	238,872	—	—	238,872	238,872
CMG Health of New York, Inc.	03-40514	—	—	—	—	—	—	—	—
Magellan Behavioral Health Systems, LLC	03-40573	—	—	—	—	—	(16,263,877)	(16,263,877)	—
Magellan Behavioral Health, Inc.	03-40575	201,050	—	—	23,784,822	—	(3,291,644)	20,694,228	23,985,872
Magellan Behavioral Health of Washington, Inc.	03-40572	102,751	—	6,880	125,334	—	—	234,964	234,964
Green Spring of Pennsylvania, Inc.	03-40565	—	—	—	—	—	—	—	—
Advantage Behavioral Systems, Inc.	03-40516	—	—	—	—	—	—	—	—
New GPA, Inc.	03-40596	—	—	—	—	—	—	—	—
GPA of Pennsylvania, Inc.	03-40563	—	—	—	—	—	—	—	—
Care Management Resources, Inc.	03-40522	70	—	—	—	—	—	70	70
Magellan Behavioral of Michigan, Inc.	03-40574	—	—	—	26,429	—	—	26,429	26,429
Managed Care Services Mainstay of Central PA, Inc.	03-40581	280	—	—	—	—	—	280	280
AdvoCare of Tennessee, Inc.	03-40517	35,346	—	140	—	—	(2,568,575)	(2,533,089)	35,486
Premier Holdings, Inc.	03-40600	—	—	—	—	—	—	—	—
Magellan Public Solutions, Inc.	03-40579	5,966	—	—	—	—	—	5,966	5,966
Correctional Behavioral Solutions of Indiana, Inc.	03-40560	—	—	—	—	—	—	—	—
Correctional Behavioral Solutions of New Jersey, Inc.	03-40561	—	—	—	—	—	—	—	—
Magellan Capital, Inc.	03-40576	—	—	—	—	—	3,149,852	3,149,852	—
Magellan Health Services, Inc.	03-40515	4,374,180	—	1,212	—	—	22,074,845	26,450,237	4,375,392
Westwood/Pembroke Health System Limited Partnership	03-40602	—	—	—	—	—	—	—	—
CMCI, Inc.	03-40556	—	—	—	—	—	(1,904,014)	(1,904,014)	—
CMFC, Inc.	03-40557	—	—	—	—	—	(397)	(397)	—
MBH Capital, Inc.	03-40589	—	—	—	—	—	(1,245,474)	(1,245,474)	—
Ihealth Technologies, LLC	03-40569	—	—	—	—	—	—	—	—
Allied Specialty Care Services, LLC	03-40521	4,353	—	—	—	—	—	4,353	4,353
Vivra, Inc.	03-40601	1,622	—	—	—	—	—	1,622	1,622
Charter Bay Harbor Behavioral Health System, Inc.	03-40524	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Fair Oaks, Inc.	03-40525	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Hidden Brook, Inc.	03-40526	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Delmarva, Inc.	03-40530	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lake Charles, Inc.	03-40531	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lafayette, Inc.	03-40538	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Massachusetts, Inc.	03-40532	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Nashua, Inc.	03-40534	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Paducah, Inc.	03-40536	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Toledo, Inc.	03-40537	—	—	—	—	—	—	—	—
Charter Centennial Peaks Behavioral Health System, Inc.	03-40539	—	—	—	—	—	—	—	—
Charter Fenwick Hall Behavioral Health System, Inc.	03-40541	—	—	—	—	—	—	—	—
Charter Forest Behavioral Health System, Inc.	03-40542	—	—	—	—	—	—	—	—
Charter Hospital of Mobile, Inc.	03-40544	—	—	—	—	—	—	—	—
Charter Lakeside Behavioral Health Systems, Inc.	03-40549	—	—	—	—	—	—	—	—
Charter Linden Oaks Behavioral Health System, Inc.	03-40547	—	—	—	—	—	—	—	—
Charter Medical – Clayton County, Inc.	03-40548	—	—	—	—	—	—	—	—
Charter Medical – Long Beach, Inc.	03-40550	—	—	—	—	—	—	—	—
Charter Medical of East Valley, Inc.	03-40551	—	—	—	—	—	—	—	—
Charter Medical of Puerto Rico	03-40552	—	—	—	—	—	—	—	—
Charter Milwaukee Behavioral Health System, Inc.	03-40553	—	—	—	—	—	—	—	—
Charter Northridge Behavioral Health Systems, Inc.	03-40555	—	—	—	—	—	—	—	—
Magellan CBHS Holdings, Inc.	03-40577	29,029	—	—	—	2,213	—	31,242	31,242
Florida Health Facilities, Inc.	03-40562	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Dallas, Inc.	03-40529	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Potomac Ridge, Inc.	03-40527	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Columbia, Inc.	03-40528	—	—	—	—	—	—	—	—
Charter Hospital of Santa Teresa, Inc.	03-40545	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Northwest Indiana, LLC	03-40535	—	—	—	—	—	—	—	—
Charter Grapevine Behavioral Health System, Inc.	03-40543	—	—	—	—	—	—	—	—
Charter Alvarado Behavioral Health System, Inc.	03-40523	—	—	—	—	—	—	—	—
Charter Fairmount Behavioral Health System, Inc.	03-40540	—	—	—	—	—	—	—	—
Charter MOB of Charlottesville, Inc.	03-40554	—	—	—	—	—	—	—	—
Charter Behavioral Health System of New Mexico, Inc.	03-40533	—	—	—	—	—	—	—	—
Charter Hospital of St. Louis, Inc.	03-40546	—	—	—	—	—	—	—	—
Magellan Specialty Health, Inc.	03-40580	—	—	—	—	—	—	—	—
Human Affairs International of Pennsylvania, Inc.	03-40568	—	—	—	—	—	—	—	—
MBC of New Mexico, Inc.	03-40585	—	—	—	—	—	—	—	—
Non-Filing Companies								—	—

Total Disbursements		$16,206,590	$16,316,122	$5,545,582	$36,402,393	$3,273,624	$(0)	$77,744,832	$77,744,832

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

SCHEDULE OF TAXES PAID FOR THE PERIOD OCTOBER 1, 2003 THROUGH OCTOBER 31, 2003

(Unaudited)

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
INTERNAL REVENUE SERVICE	Federal	10/01/03	$1,073,668
INTERNAL REVENUE SERVICE	Federal	10/03/03	1,468
INTERNAL REVENUE SERVICE	Federal	10/16/03	1,067,498
INTERNAL REVENUE SERVICE	Federal	10/20/03	1,571
INTERNAL REVENUE SERVICE	FICA	10/01/03	996,450
INTERNAL REVENUE SERVICE	FICA	10/03/03	1,620
INTERNAL REVENUE SERVICE	FICA	10/16/03	981,349
INTERNAL REVENUE SERVICE	FICA	10/20/03	1,822
INTERNAL REVENUE SERVICE	FUTA	10/31/03	4
INTERNAL REVENUE SERVICE	FUTA	10/31/03	12,850
INTERNAL REVENUE SERVICE	Medicare	10/01/03	258,877
INTERNAL REVENUE SERVICE	Medicare	10/03/03	379
INTERNAL REVENUE SERVICE	Medicare	10/16/03	257,357
INTERNAL REVENUE SERVICE	Medicare	10/20/03	426
CT	State Taxes	10/01/03	1,017
NC	State Taxes	10/01/03	2,114
AZ	State Taxes	10/01/03	4,865
CA	State Taxes	10/01/03	14,062
OR	State Taxes	10/02/03	254
CA	State Taxes	10/03/03	532
CO	State Taxes	10/03/03	1,630
KY	State Taxes	10/03/03	2,212
VA	State Taxes	10/03/03	4,684
IL	State Taxes	10/03/03	5,228
MA	State Taxes	10/03/03	5,304
IA	State Taxes	10/03/03	6,814
OH	State Taxes	10/03/03	8,948
NY	State Taxes	10/03/03	15,575
PA	State Taxes	10/03/03	26,792
OH	State Taxes	10/10/03	51
HI	State Taxes	10/10/03	283
DE	State Taxes	10/15/03	1,025
SC	State Taxes	10/15/03	1,355
NE	State Taxes	10/15/03	3,593
IN	State Taxes	10/15/03	4,105
MI	State Taxes	10/15/03	9,559
GA	State Taxes	10/15/03	38,324
MD	State Taxes	10/15/03	185,636
MN	State Taxes	10/16/03	508
CT	State Taxes	10/16/03	1,017
NC	State Taxes	10/16/03	2,551
AZ	State Taxes	10/16/03	4,696
CA	State Taxes	10/16/03	15,759
OR	State Taxes	10/17/03	254
OK	State Taxes	10/17/03	494
NY	State Taxes	10/17/03	16,488
CA	State Taxes	10/20/03	572
CO	State Taxes	10/20/03	1,676
KY	State Taxes	10/20/03	1,883
MA	State Taxes	10/20/03	5,133
VA	State Taxes	10/20/03	5,134
IL	State Taxes	10/20/03	5,204
IA	State Taxes	10/20/03	6,355
OH	State Taxes	10/20/03	8,679
PA	State Taxes	10/20/03	26,644
LA	State Taxes	10/24/03	3

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
CA	State Taxes	10/31/03	18
MA	State Taxes	10/31/03	83
CT	State Taxes	10/31/03	628
ME	State Taxes	10/31/03	638
NC	State Taxes	10/31/03	948
MA	State Taxes	10/31/03	1,392
TX	State Taxes	10/31/03	2,441
WA	State Taxes	10/31/03	3,531
CA	State Taxes	10/31/03	5,841
CARL E LEVI TRUSTEE	Property Taxes	10/14/03	2,305
DAISY W MADISON CITY TREASURER	Property Taxes	10/14/03	1,895
ALABAMA DEPT OF REVENUE	Accrued State WH	10/08/03	140
ARIZONA DES	Accrued SUI	10/28/03	269
BOB PATTERSON TRUSTEE	Property Taxes	10/31/03	92
CCA	Accrued City WH	10/08/03	77
CENTRAL TAX BUREAU	Accrued City WH	10/08/03	1,571
CHICAGO DEPT OF REVENUE	Licenses & Reg. Fees	10/29/03	125
MECKLENBURG COUNTY TAX COLLECT	Property Taxes	10/30/03	215
CITY OF GREENWOOD VILLAGE	Accrued City WH	10/08/03	60
CITY TREASURER INCOME TAX	Accrued City WH	10/08/03	173
COLORADO STATE TREASURER	Accrued SUI	10/28/03	73
DAVID CHILDS- DALLAS CNTY TAX	Property Taxes	10/31/03	15,864
DELAWARE UNEMPLOYMENT COMPENSA	Accrued SUI	10/28/03	6
DEPARTAMENTO DEL TRABAJO RECUR	Accrued SUI	10/28/03	95
DEPARTAMENTO DEL TRABAJO RECUR	Accrued SUI	10/28/03	27
DEPARTMENT DE HACIENDA	Accrued State WH	10/08/03	2,282
DEPT OF LABOR & INDUSTRIES	Accrued SUI	10/28/03	2,640
DISTRICT OF COLUMBIA	Accrued State WH	10/08/03	3,592
OKLAHOMA EMPLOYMENT SECURITY	Accrued SUI	10/28/03	4
GEORGIA DEPT OF LABOR	Accrued SUI	10/28/03	112
GEORGIA DEPT OF REVENUE	Accrued Sales & Use Taxes	10/14/03	222
GROSS INCOME TAX	Accrued State WH	10/13/03	9,780
GROSS INCOME TAX	Accrued SUI	10/28/03	183
HAB-EIT	Accrued City WH	10/08/03	4,702
HAB-EIT	Accrued City WH	10/08/03	15,505
HAWAII STATE TAX COLLECTOR	Accrued SUI	10/28/03	202
IDES ILLINOIS DEPT EMPLOYMENT	Accrued SUI	10/28/03	102
INDIANA DEPT OF WORKFORCE DEVE	Accrued SUI	10/28/03	230
KANSAS INSURANCE DEPT	Licenses & Reg. Fees	10/23/03	50
LOUISIANA DEPT OF REVENUE	Accrued State WH	10/08/03	284
LOUISVILLE/JEFFERSON CO REV CO	Accrued City WH	10/08/03	1,170
MARYLAND OFFICE UNEMPLOYMENT	Accrued SUI	10/28/03	3,162
MASSACHUSETTS DEPT OF REVENUE	Accrued Sales & Use Taxes	10/28/03	2,015
MINNESOTA BOARD OF PSYCHOLOGY	Licenses & Reg. Fees	10/13/03	60
MISSOURI DEPARTMENT OF REVENUE	Accrued Sales & Use Taxes	10/14/03	2,846
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	10/13/03	74,244
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	10/30/03	74,674
MASON TAX DEPT	Accrued City WH	10/08/03	55
NEW MEXICO TAXATION & REVENUE	Accrued State WH	10/08/03	265
NEW YORK STATE UNEMPLOYMENT IN	Accrued SUI	10/28/03	28
NORTH CAROLINA BOARD OF	Licenses & Reg. Fees	10/13/03	0
NORTH CAROLINA BOARD OF	Licenses & Reg. Fees	10/28/03	32
NORTH CAROLINA SW CERTIFICATIO	Licenses & Reg. Fees	10/13/03	100
OHIO BUREAU OF EMPLOYMENT SERV	Accrued SUI	10/28/03	1,578
PACIFIC GUARDIAN LIFE	Accrued SUI	10/28/03	48
PENN HILLS SCHOOL DISTRICT	Accrued City WH	10/08/03	168

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
PENNSYLVANIA DEPT OF REVENUE	Accrued Sales & Use Taxes	10/16/03	581
PENNSYLVANIA UC FUND	Accrued SUI	10/28/03	15,765
PHILADELPHIA REVENUE DEPT	Accrued City WH	10/08/03	21,507
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	10/13/03	44
RHODE ISLAND DIVISION/TAXATION	Accrued SUI	10/28/03	199
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	10/30/03	44
CALIFORNIA SECRETARY OF STATE	Licenses & Reg. Fees	10/28/03	25
CALIFORNIA SECRETARY OF STATE	Licenses & Reg. Fees	10/28/03	25
STATE TAX COMMISSION	Accrued State WH	10/08/03	425
TENNESSEE DEPT OF EMPLOYMENT S	Accrued SUI	10/28/03	611
TOWN OF BERLIN	Property Taxes	10/31/03	988
TREASURER CITY OF DETROIT	Accrued City WH	10/08/03	965
TREASURER CITY OF PITTSBURGH	Accrued City WH	10/08/03	2,781
TREASURER KENTUCKY UNEMPLOYMEN	Accrued SUI	10/28/03	175
TREASURER OF STATE OF MAINE	Accrued State WH	10/13/03	2,375
TREASURER OF STATE OF MAINE	Accrued State WH	10/30/03	2,394
UTAH INSURANCE DEPT	Licenses & Reg. Fees	10/23/03	85
UTAH STATE TAX COMMISSION	Accrued State WH	10/08/03	53,292
VERMONT DEPARTMENT OF TAXES	Accrued State WH	10/08/03	951
VIRGINIA EMPLOYMENT COMMISSION	Accrued SUI	10/28/03	102
WASHINGTON STATE DEPT OF REVEN	Other Non income Taxes	10/20/03	8,873
WEST VIRGINIA DEPT OF REVENUE	Accrued State WH	10/08/03	192
WISCONSIN DEPT OF REVENUE	Accrued State WH	10/13/03	412
WISCONSIN DEPT OF REVENUE	Accrued State WH	10/30/03	412
JOANN ALBRIGHT	Licenses & Reg. Fees	10/22/03	120
JAMES E BECHTEL PHD	Licenses & Reg. Fees	10/29/03	99
CHRISTINE A LESLIE	Licenses & Reg. Fees	10/22/03	190
KAREN LEWIS	Licenses & Reg. Fees	10/15/03	100
KAREN LEWIS	Licenses & Reg. Fees	10/29/03	90
COMMONWEALTH OF MASSACHUSETTS	Licenses & Reg. Fees	10/24/03	150
COMMONWEALTH OF MASSACHUSETTS	Licenses & Reg. Fees	10/24/03	150
COMMONWEALTH OF MASSACHUSETTS	Licenses & Reg. Fees	10/24/03	150
COMMONWEALTH OF MASSACHUSETTS	Licenses & Reg. Fees	10/24/03	150
COMMONWEALTH OF MASSACHUSETTS	Licenses & Reg. Fees	10/24/03	150
COMMONWEALTH OF MASSACHUSETTS	Licenses & Reg. Fees	10/24/03	150
DIRECTOR OF INSURANCE	Licenses & Reg. Fees	10/28/03	200
RONALD A LEGGETT COLLECTOR	Accrued City WH	10/08/03	2,724
TREASURER OF STATE OF OHIO	Accrued Sales & Use Taxes	10/16/03	144
STATE OF MICHIGAN	Accrued SUI	10/22/03	35
OFFICE OF THE TAX COLLECTOR	Property Taxes	10/30/03	440
ARKANSAS DEPT OF FINANCE & ADM	Accrued State WH	10/08/03	377
NATIONAL REGISTER OF HEALTH	Licenses & Reg. Fees	10/02/03	145
CITY OF CINCINNATI	Accrued City WH	10/08/03	2,134
MISSOURI DIVISION EMPLOYMENT	Accrued SUI	10/28/03	3,366
WAKE COUNTY REVENUE DEPARTMENT	Property Taxes	10/30/03	82
RITA	Accrued City WH	10/08/03	230
DIVISION OF TAXATION	Accrued City WH	10/08/03	151
MISSISSIPPI STATE BOARD OF	Licenses & Reg. Fees	10/13/03	125
THE DEPOSITORY TRUST CO	Licenses & Reg. Fees	10/14/03	110
CITY OF JEFFERSONTOWN	Accrued City WH	10/08/03	296
METROPOLITAN TRUSTEE	Property Taxes	10/31/03	7,084
TENNESSEE DEPT OF COMMERCE &	Licenses & Reg. Fees	10/01/03	500
KENTUCKY BOARD OF NURSING	Licenses & Reg. Fees	10/28/03	11
GENERAL TREASURER STATE OF RI	Licenses & Reg. Fees	10/16/03	0
GENERAL TREASURER STATE OF RI	Licenses & Reg. Fees	10/16/03	501
WV BOARD OF MEDICINE	Licenses & Reg. Fees	10/28/03	25

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
WV BOARD/EXAMINERS/COUNSELING	Licenses & Reg. Fees	10/13/03	80
WV BOARD/EXAMINERS/COUNSELING	Licenses & Reg. Fees	10/15/03	20
BARBARA BURTON	Licenses & Reg. Fees	10/08/03	60
TREASURER CITY OF MEMPHIS	Property Taxes	10/31/03	74
CITY OF BLUE ASH	Accrued City WH	10/08/03	4,778
RICHARD BALLARD	Licenses & Reg. Fees	10/22/03	150
UPPER MERION TOWNSHIP	Accrued City WH	10/08/03	360
SECRETARY OF STATE OF NEVADA	Licenses & Reg. Fees	10/28/03	85
ARKANSAS BOARD/EXAMINERS PSYCH	Licenses & Reg. Fees	10/15/03	10
ARKANSAS BOARD/EXAMINERS PSYCH	Licenses & Reg. Fees	10/17/03	10
KAREN KIRKPATRICK	Licenses & Reg. Fees	10/08/03	394
ALASKA DEPT OF LABOR	Accrued SUI	10/28/03	4,350
UTAH DEPT OF WORKFORCE SVCS	Accrued SUI	10/28/03	6,174
MARYLAND BOARD OF EXAMINERS	Licenses & Reg. Fees	10/13/03	125
MARYLAND BOARD OF EXAMINERS	Licenses & Reg. Fees	10/13/03	75
MARYLAND BOARD OF EXAMINERS	Licenses & Reg. Fees	10/24/03	75
MARYLAND BOARD OF EXAMINERS	Licenses & Reg. Fees	10/28/03	75
VERMONT DEPT OF BANKING INS	Licenses & Reg. Fees	10/14/03	200
VERMONT DEPT OF BANKING INS	Licenses & Reg. Fees	10/14/03	200
ROBERT HEFFER	Licenses & Reg. Fees	10/29/03	234
FOREST PARK	Accrued City WH	10/08/03	88
CAROLYN MCCLIMON	Licenses & Reg. Fees	10/08/03	30
MARY KRIS WESCHE	Licenses & Reg. Fees	10/22/03	100
KATHY SCHUTH	Licenses & Reg. Fees	10/29/03	42
JOHN HILGEMAN	Licenses & Reg. Fees	10/02/03	100
ROBERT GRAHAM	Licenses & Reg. Fees	10/08/03	29
ANNA CAROL GALLOWAY	Licenses & Reg. Fees	10/15/03	65
NORMA LUNA	Licenses & Reg. Fees	10/22/03	83
CLARK BURTON	Licenses & Reg. Fees	10/29/03	100
CITY OF LANSING	Accrued City WH	10/08/03	24
NORTH HILLS SCHOOL DISTRICT	Accrued City WH	10/08/03	211
JORDAN TAX SERVICE INC	Accrued City WH	10/08/03	332
BRENTWOOD BOROUGH	Accrued City WH	10/08/03	76
MUNICIPAL MANAGER/MONROEVILLE	Accrued City WH	10/08/03	142
TOWNSHIP OF SOUTH PARK	Accrued City WH	10/08/03	106
PA MUNICIPAL SERVICE CO	Accrued City WH	10/08/03	97
PA MUNICIPAL SERVICE CO	Accrued City WH	10/08/03	518
PINE TWP EIT COLLECTOR	Accrued City WH	37902	248
JOHN C FERGUSON JR	Accrued City WH	37902	100.50
TIMOTHY J RODGERS TWP MANAGER	Accrued City WH	37902	216.94
SCOTT TOWNSHIP SPECIAL TAX	Accrued City WH	37902	66.12
INEZ L STAUFFER	Accrued City WH	37902	—
DOUGLAS A WATKINS	Accrued City WH	37902	455.16
DEPARTMENT OF REVENUE	Accrued State WH	37902	412.84
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	37907	180.00
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	37907	60.00
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	37907	15.00
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	37909	15.00
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	37909	75.00
MINNESOTA BOARD OF SOCIAL WORK	Licenses & Reg. Fees	37907	30.00
MARYLAND STATE BOARD OF	Licenses & Reg. Fees	37907	165.00
REGIS J EBNER JR	Accrued City WH	37902	342.66
BOROUGH OF MT OLIVER	Accrued City WH	37902	84.26
LILLIAN H TRAUTMAN	Accrued City WH	37902	104.04
CONCUR TECHNOLOGIES	Licenses & Reg. Fees	37903	11,250.00
CAROLYN KRUDNIG	Accrued City WH	37902	59.04

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
CITY OF CENTERVILLE	Accrued City WH	37902	32.21
CAPITAL AREA TAX BUREAU	Accrued City WH	37902	198.30
COMPTROLLER OF MARYLAND	Accrued Sales & Use Taxes	37908	2,173.57
ANTHONY MASSEY	Licenses & Reg. Fees	37909	1,761.00
CONSTANCE CHERNIK	Accrued City WH	37902	94.80
DONALD J PROGAR	Accrued City WH	37902	97.92
NEW MEXICO DEPT OF LABOR	Accrued SUI	37922	0.56
SHARON JOHNSON	Licenses & Reg. Fees	37909	120.00
ZENIA KUZMA	Licenses & Reg. Fees	37916	201.00
MARY OPP	Licenses & Reg. Fees	37916	100.00
JOSE JASSO JR	Licenses & Reg. Fees	37916	100.00
ROBERT MCCULLOUGH	Licenses & Reg. Fees	37916	100.00
DON KORZEKWA	Licenses & Reg. Fees	37916	380.00
MICHELE ROSENQUIST	Licenses & Reg. Fees	37902	40.00
BATTLE CREEK CITY TREASURER	Accrued City WH	37902	53.40
SECRETARY OF STATE	Licenses & Reg. Fees	37908	20.00
SECRETARY OF STATE	Licenses & Reg. Fees	37922	50.00
EARNED INCOME TAX COLLECTOR	Accrued City WH	37902	332.36
EARNED INCOME TAX COLLECTOR	Accrued City WH	37902	135.36
EARNED INCOME TAX COLLECTOR	Accrued City WH	37902	152.68
DIANE CAMPOS	Licenses & Reg. Fees	37924	500.00
MARICOPA COUNTY TREASURER	Property Taxes	37925	1,084.86
STATE OF IDAHO	Licenses & Reg. Fees	37908	80.00
REBECCA KINTZ	Licenses & Reg. Fees	37923	100.00
NINA M PALUMBO	Licenses & Reg. Fees	37909	100.00
JEAN PEDROSKY	Accrued City WH	37902	80.02
ALBERT R TIMKO JR	Accrued City WH	37902	3,640.00
ALBERT R TIMKO JR	Accrued City WH	37902	80.00
STATE OF HAWAII	Licenses & Reg. Fees	37902	35.00
STATE OF HAWAII	Licenses & Reg. Fees	37922	25.00
CAROLYN MILANOWSKI	Licenses & Reg. Fees	37909	234.00
JANET MOODY	Licenses & Reg. Fees	37923	234.00
CONNIE HOLTROP	Licenses & Reg. Fees	37916	100.00
OKLAHOMA BOARD/LIC PROF COUNS	Licenses & Reg. Fees	37907	10.00
OKLAHOMA BOARD/LIC PROF COUNS	Licenses & Reg. Fees	37911	20.00
NORWIN SCHOOL DISTRICT TAX OFF	Accrued City WH	37902	142.20
KANSAS DEPT OF REVENUE	Accrued State WH	37907	224.95
KANSAS DEPT OF REVENUE	Accrued State WH	37924	218.07
CANDACE HAWKINS	Licenses & Reg. Fees	37923	234.00
TOWNSHIP OF CHELTENHAM	Accrued City WH	37902	68.00
ADAMS CO EIT AGENCY	Accrued City WH	37902	127.40
WASHINGTON CITY TREASURER	Accrued City WH	37902	156.72
ART BARKER	Licenses & Reg. Fees	37903	145.00
ILENE GRUNSPAN	Licenses & Reg. Fees	37923	100.00
MARYA DRYGALSKI	Licenses & Reg. Fees	37896	40.00
FARNAZ (NICOLE) ETEMADIEH	Licenses & Reg. Fees	37916	165.00
CITY OF MCKEESPORT	Accrued City WH	37902	427.08
STATE CORPORATION COMMISSION	Licenses & Reg. Fees	37922	100.00
STATE CORPORATION COMMISSION	Licenses & Reg. Fees	37922	100.00
GRAND RAPIDS CITY TREASURER	Accrued City WH	37902	289.08
OREGON STATE BOARD/MEDIC EXAMR	Licenses & Reg. Fees	37908	375.00
SENTAX	Accrued City WH	37902	102.48
DELAWARE PROF REGULATION BOARD	Licenses & Reg. Fees	37896	20.00
DELAWARE PROF REGULATION BOARD	Licenses & Reg. Fees	37907	50.00
DELAWARE PROF REGULATION BOARD	Licenses & Reg. Fees	37909	10.00
DELAWARE PROF REGULATION BOARD	Licenses & Reg. Fees	37910	10.00

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
NINA RAO	Licenses & Reg. Fees	37909	50.00
ELIZABETH ROSS MD	Licenses & Reg. Fees	37902	775.00
UPPER DUBLIN EIT COLLECTOR	Accrued City WH	37902	207.90
SUN LIFE ASSURANCE CO/CANADA	401K Expense	37904	8,400.00
CITY OF SILVERTON OH	Accrued City WH	37902	90.33
BRENDA RUCKER	Licenses & Reg. Fees	37902	155.00
VIRGINIA WAGNER	Licenses & Reg. Fees	37916	35.00
KAREN HALL	Licenses & Reg. Fees	37923	100.00
NEW JERSEY BOARD PSYCHOLOGICAL	Licenses & Reg. Fees	37907	455.00
DEPARTMENT OF INSURANCE	Licenses & Reg. Fees	37915	130.00
DEPARTMENT OF INSURANCE	Licenses & Reg. Fees	37915	130.00
BERKS EIT BUREAU	Accrued City WH	37902	211.94
UPPER PERKIOMEN EIT OFFICE	Accrued City WH	37902	118.08
BOROUGH OF QUAKERTOWN	Accrued City WH	37902	30.36
PATRICIA S RILEY	Licenses & Reg. Fees	37902	100.00
CITY OF KANSAS CITY	Accrued City WH	37902	—
FRANK J PALLONE JR	Accrued City WH	37904	72.06
NORTHHAMPTON AREA EIT OFFICE	Accrued City WH	37904	24.32
MAINE HEALTH DATA ORGANIZATION	Licenses & Reg. Fees	37908	874.00
MISSOURI NOTARY SVC & BINDNG	Licenses & Reg. Fees	37896	105.90
JEAN CODY	Licenses & Reg. Fees	37916	100.00
JOHN QUIGLEY	Licenses & Reg. Fees	37916	413.00
MELISSA CARPENTER	Licenses & Reg. Fees	37909	75.00
RACHEL BARNHOLTZ	Licenses & Reg. Fees	37909	100.00
DANA BROWN	Licenses & Reg. Fees	37909	100.00
ERNEST WARD	Licenses & Reg. Fees	37923	111.00
STACY BERNARD	Licenses & Reg. Fees	37909	100.00
APRIL BIXEL	Licenses & Reg. Fees	37916	60.00
MARYANNA LARSON	Licenses & Reg. Fees	37896	50.00
CORINNE DIBLASI	Licenses & Reg. Fees	37896	50.00
VONDA LEDAY	Licenses & Reg. Fees	37896	100.00
MICHELE SANDERS-GREGG	Licenses & Reg. Fees	37896	100.00
RHONDA MOORE	Licenses & Reg. Fees	37902	75.00
KATHERINE HARRIS	Licenses & Reg. Fees	37923	100.00
CRISTINA LYONS	Licenses & Reg. Fees	37923	40.00
CITY OF TACOMA	Other Non income Taxes	37923	6,879.62
TENNESSEE VITAL RECORDS	Licenses & Reg. Fees	37907	140.00
SECRETARY OF STATE OF INDIANA	Licenses & Reg. Fees	37896	30.00
INFORMATION LEASING CORP	Sales & Use Taxes	37923	1,182.03
SECRETARY OF STATE	Licenses & Reg. Fees	37896	—
			$5,545,581.59

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

STATEMENT ON INSURANCE FOR THE PERIOD OCTOBER 1, 2003 THROUGH OCTOBER 31, 2003

Magellan Health Services, Inc. has been paying its post-petition invoices in the ordinary course of business, including amounts for insurance coverage.  All insurance coverage remains in place.